UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported: December 13, 2017
Horizon Global Corporation (Exact Name of Registrant as Specified in Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Big Beaver Road, Suite 555, Troy, Michigan _____________________		48084 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(248) 593-8820 ____________
Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01. Entry into a Material Definitive Agreement.
On December 13, 2017, Horizon Global Corporation (the “Company”) and Cequent Nederland Holdings B.V., a wholly-owned subsidiary of the Company (the “Purchaser”), entered into a Sale and Purchase Agreement (the “Agreement”) with Cooperatief H2 Equity Partners Fund IV Holding W.A., a cooperative with exclusion of liability (Coöperatie U.A.) incorporated under the laws of the Netherlands (“Seller A”), Stichting Administratiekantoor Brink I, a foundation (stichting) incorporated under the laws of the Netherlands (“Seller B”), and Stichting Administratiekantoor Brink II, a foundation (stichting) incorporated under the laws of the Netherlands, (“Seller C”, and collectively, with Seller A and Seller B, the “Sellers”), to acquire (the “Acquisition”) Brink International B.V. and its subsidiaries (collectively, the “Brink Group”).
Pursuant to the terms of the Agreement, on the closing date, the Purchaser will acquire the outstanding equity interests of the Brink Group for consideration of approximately €169 million (USD $200 million). The Company intends to fund the Acquisition through new long-term debt and cash on hand.
The closing under the Agreement is expected to occur by the end of the second quarter of 2018, subject to the satisfaction of customary closing conditions, including, among other things: (1) receipt of required regulatory approvals and (2) the absence of certain legal impediments preventing the consummation of the Acquisition.
Each of the Company, the Purchaser and the Sellers has made representations, warranties and covenants in the Agreement. The Sellers’ covenants and agreements include, among other things and subject to certain conditions, to conduct the Brink Group’s business in the ordinary course and to use commercially reasonable efforts to avoid an adverse change in the business during the period between the execution of the Agreement and the completion of the Acquisition. Each of the parties to the Agreement has covenanted and agreed to customary provisions regarding cooperation with regulatory authorities, indemnification and confidentiality.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated by reference herein is an investor presentation dated December 14, 2017, which will be used by the Company in connection with an investor conference call regarding the proposed Acquisition.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Investor Presentation dated December 14, 2017

Safe Harbor Statement
This Current Report on Form 8-K contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained herein speak only as of the date they are made and give our current expectations or forecasts of future events. These forward-looking statements can be identified by the use of forward-looking words, such as “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan” or other comparable words, or by discussions of strategy that may involve risks and uncertainties. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which could materially affect our business, financial condition or future results including, but not limited to, risks and uncertainties with respect to: the ability to successfully complete the Acquisition, including the possibility that the closing conditions to the Acquisition may not be satisfied or waived; delay in closing the Acquisition; risks inherent in the achievement of cost synergies and the timing thereof, including whether the Acquisition will be accretive and within the expected timeframe; risks related to the disruption of the Acquisition related to the Brink Group and its management; the effect of announcement of the transaction on the Brink Group’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; the ability to promptly and effectively integrate the Brink Group; the performance and costs of the integration of the Brink Group; the Company’s leverage; liabilities imposed by the Company’s debt instruments; market demand; competitive factors; supply constraints; material and energy costs; technology factors; litigation; government and regulatory actions; the Company’s accounting policies; future trends; general economic and currency conditions; various conditions specific to the Company’s business and industry; the spin-off from TriMas Corporation; and other risks that are discussed in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. The risks described herein are not the only risks facing the Company. Additional risks and uncertainties not currently known or that are currently deemed to be immaterial also may materially adversely affect the Company’s business, financial position and results of operations or cash flows. Readers should not to place undue reliance on such statements, which speak only as of the date thereof. The Company does not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statement to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Global Corporation

By:     /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: General Counsel and Corporate Secretary

December 14, 2017